SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 12, 1999
                                                          ---------------

                           United Natural Foods, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       000-21531                                         05-0376157
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(Commission File Number)                   (I.R.S. Employer Identification No.)

260 Lake Road
Dayville, CT                                                     06241
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (860) 779-2800
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

      On August 12, 1999, United Natural Foods, Inc. announced in a press release (1) the resignation of its Chief Financial Officer and Treasurer, Robert
T. Cirulnick, (2) the appointment of Kevin T. Michel to serve as its interim Chief Financial Officer and Treasurer, and (3) the resignation of Barclay McFadden III from the Board of Directors of United Natural Foods. The complete text of this press release is included in this Form 8-K as exhibit 99 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    EXHIBITS.

     99     Press release dated August 12, 1999.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 18, 1999                     UNITED NATURAL FOODS, INC.
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                                                  (Registrant)


                                          By: /s/ Kevin T. Michel
                                              ------------------------
                                              Kevin T. Michel
                                              Chief Financial Officer

                                EXHIBIT INDEX

Exhibit
Number                      Description
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  99            Press release dated August 12, 1999.